UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2004



                         WINTRUST FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                          _____________________________


            ILLINOIS
 (State or other jurisdiction of          0-21923                36-3873352
         Incorporation)              (Commission File        (I.R.S. Employer
                                          Number)           Identification No.)
       727 NORTH BANK LANE
      LAKE FOREST, ILLINOIS
 (Address of principal executive                                   60045
            offices)                                            (Zip Code)



        Registrant's telephone number, including area code (847) 615-4096





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

         On December 14, 2004, Wintrust Financial Corporation announced the pricing of a public offering of 1,200,000 shares of its common stock at $59.50 per share. All of the shares to be sold in the offering are being offered by an affiliate of RBC Capital Markets Corporation in connection with a forward sale agreement. RBC Capital Markets Corporation also has granted an option to the underwriters of the offering to purchase up to an additional 180,000 shares to cover over-allotments, if any. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01(c).     EXHIBITS.

Exhibit 99.1      Press Release dated December 14, 2004

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WINTRUST FINANCIAL CORPORATION
                                               (Registrant)

                                               By:  /s/ David L. Stoehr
                                                    ----------------------------
                                                    David L. Stoehr
                                                    Executive Vice President and
                                                      Chief Financial Officer

Date:  December 14, 2004

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1     Press Release dated December 14, 2004.